EARNINGS (LOSS) PER SHARE ("EPS") (Tables)	12 Months Ended
Mar. 31, 2021
EARNINGS (LOSS) PER SHARE ("EPS")
Schedule of computation of the basic and diluted net earnings (loss) per share

	Year ended	Year ended	Year ended
	March 31, 2021	March 31, 2020	March 31, 2019
	USD	USD	USD
Numerator:
Net (loss) from continuing operation	(31,552,242)	(47,363,485)	(7,615,748)
Net (loss) income from discontinued operation	(3,274,747)	(23,834,894)	13,148,329
Net (loss) income	(34,826,989)	(71,198,379)	5,532,581

Denominator:
Weighted average number of ordinary shares outstanding-basic	48,837,977	48,757,199	48,693,162
Weighted average number of dilutive potential ordinary shares from share options	—	—	4,219,664
Weighted average number of ordinary shares outstanding-diluted	48,837,977	48,757,199	52,912,826

Basic (loss) income per common share	(0.71)	(1.46)	0.11
Diluted (loss) income per common share	(0.71)	(1.46)	0.10